Al Frank Fund

Investor Class (Symbol: VALUX)

Advisor Class (Symbol: VALAX)

Al Frank Dividend Value Fund

Investor Class (Symbol: VALDX)

Advisor Class (Symbol: VALEX)

each a series of Northern Lights Fund Trust II

(each a “Fund,” collectively the “Funds”)

Supplement dated July 24, 2015

to the Statement of Additional Information (“SAI”) dated May 1, 2015

The following supersedes any contrary information contained in the Funds’ current SAI.

Effective immediately, the following changes are made to the SAI of the Funds.

Under the Heading “Portfolio Holdings Information,” the third paragraph is deleted and replaced with the following:

Each Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, each Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period. Further, each Fund may disclose its top ten holdings ten business days after each quarter end.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Investor Class and Advisor Class shares dated May 1, 2015, which provides information that you should know about the Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-888-263-6443.